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Corporate Presentation

31st Annual J.P. Morgan Healthcare Conference

January 9, 2013

Safe Harbor Statement

During the course of this presentation we will make statements that constitute forward-looking statements. These statements may include operating expense projections, the initiation, timing and results of pending or future clinical trials, the actions or potential action of the FDA, the status and timing of ongoing research, corporate partnering activities and other factors affecting Pharmacyclics' financial condition or operations. Such forward-looking statements are not guarantees of future performance and involve risks, uncertainties and other factors that may cause actual results, performance or achievements to vary materially from those expressed or implied in such statements. These and other risk factors are listed from time to time in reports filed with the Securities and Exchange Commission, including but not limited to, reports on Forms 10-Q and 10-K. Pharmacyclics does not intend to update any forward-looking information to reflect actual results or changes in the factors affecting the forward-looking information.

Making a difference for the better

MISSION & GOALS:

- Build a viable biopharmaceutical company
- Design, develop and commercialize novel therapies
- Improve quality of life, increase duration of life
- Leverage exceptional scientific development expertise
- Pursue development partners when and where appropriate

Corporate Accomplishments in 2012

- In collaboration with Janssen initiated broad clinical development for ibrutinib in relapsed / refractory, frontline and high risk patients with CLL and MCL
  - 4 Phase III and 2 Phase II trials initiated
  - Additionally 17 clinical trials ongoing in various malignancies (DLBCL, FL, MM and Waldenstrom)
- $150M in milestones earned from collaboration partner (Total earned as of today $300M with add. $675M potential milestones)
- Employee base expanded from 108 as of the end of 2011 to over 230 today.
  - Together with Janssen we have approximately 400 employees working on the advancement of ibrutinib
- At ASH 2013 ibrutinib was presented in 8 oral and 8 poster presentations; 2 received "Best of ASH" designation

History of BTK Inhibitor Ibrutinib (PCI-32765)



1952 - Colonel Bruton described a genetic disorder, agammaglobulinemia



2014/15 - Anticipated top-line data

2005 - First synthesis of Ibrutinib (PCI-32765)

1950 | 1960 | 1970 | 1980 | 1990 | 2000 | 2010 | 2020

1993 - Btk gene was cloned and characterized

2009 - First human treated with Ibrutinib

Ibrutinib (PCI-32765) leads our oncology pipeline

Molecule & Program / Indication	Discovery / Preclinical	Phase I	Phase II	Phase III	Market
Ibrutinib (PCI-32765): Bruton's tyrosine kinase (BTK) inhibitor for Oncology					
Chronic lymphocytic leukemia					
Mantle cell lymphoma					
Diffuse large B-cell lymphoma					
Multiple myeloma					
Follicular lymphoma					
Abexinostat HCl (PCI-24781): Histone deacetylase (HDAC) inhibitor for Oncology					
Follicular lymphoma and mantle cell lymphoma					
PCI-27483: Factor VIIa Inhibitor for Oncology					
Pancreatic cancer					
BTK inhibitor for Autoimmune Diseases					
Autoimmune disease					

*Janssen Biotech: global partnership
** Servier: ex-U.S. partnership

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Agenda

Ibrutinib Mechanism of Action and Clinical Overview

Ibrutinib (PCI-32765) Clinical Program & Update

- CLL/SLL Updated Results
- MCL Updated Results
- Other Clinical Updates

HDAC (abexinostat) and Factor VIIa (PCI-27483) Programs

Ibrutinib (PCI-32765)

- **Ibrutinib is an oral therapy that targets an important pathway in B cell malignancies**
- **Over 800 patients have been treated in clinical trials**
- **Ibrutinib has consistently demonstrated in clinical trials:**
  - Tumor reduction (response) in heavily pretreated patients
  - Responses in patients previously treated with chemotherapy and with aggressive disease
  - Durable responses with many patients still on drug after prolonged periods of time
  - Patient tolerability including lack of bone marrow damage


O
N
N
N
N
N
N
NH2
O

Mechanism of BTK: Ibrutinib (PCI-32765) blocks malignant B cell growth and proliferation


Malignant B Cell
Lymph Node
Blood Stream
CXCR4
CXCR5
CCR7
BCR
ibrutinib
BTK
NF-κB
integrin
ibrutinib
ibrutinib
adhesion + migration
survival + proliferation
apoptosis

From: de Rooij *et al*, Blood 119: 2590-2594

B-Cell Development and Origin of B-Cell Malignancies


Normal :
Pre-B
Immature B
Naïve B
Germinal Center B
Memory B
Plasma Cell
Immature → antibody producing
Leukemia
Malignant:
Chronic Lymphocytic Leukemia un-mutated
Chronic Lymphocytic Leukemia mutated
Mantle Cell Lymphoma
Multiple Myeloma
Follicular Lymphoma
Diffuse Large B-Cell Lymphoma

Adopted from:
2012 Pan Pacific Lymphoma Conference
J Rubenstein, M.D., Ph.D.

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Ibrutinib Clinical Development Overview

Pivotal Clinical Development

Relapsed/Refractory CLL

•RESONATE™ (Ibrutinib vs ofa)

•HELIOS™ (BR+/-Ibrutinib)

•RESONATE™ 17 (Ibrutinib in del17p)

Upfront CLL

•RESONATE™ 2 (Ibrutinib vs chlorambucil)

Relapsed/Refractory MCL

•SPARK (Ibrutinib mono)

•RAY (Ibrutinib vs temsirolimus)

Phase I/II Programs

- Relapsed/Refractory DLBLC ABC subtype monotherapy
- Relapsed/Refractory Follicular Lymphoma monotherapy
- Relapsed/Refractory Multiple Myeloma combination
- Frontline DLBCL combination with R-CHOP

Potential New Developments

- Frontline MCL
- Frontline "Fit" CLL
- Frontline DLBCL

Agenda

Ibrutinib Mechanism of Action and Clinical Overview

Ibrutinib (PCI-32765) Clinical Program & Update

- CLL/SLL Updated Results
- MCL Updated Results
- Other Clinical Updates

HDAC (abexinostat) and Factor VIIa (PCI-27483) Programs

Highlights of ASH 2012 : Chronic Lymphocytic Leukemia Monotherapy in Relapsed/Refractory Patients (Byrd)

- Phase 2 trials have been completed
- >90% of patients with tumor reduction
- Estimated 26 month Progression Free Survival
  - Relapsed/refractory/ High Risk=75%
  - Treatment Naïve=96%



PFS Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
25
Months on Study
R/R + High-Risk R/R (n=85)
Treatment Naïve (n=31)
Censored

Data cut-off of 19OCT2012

Highlights of ASH 2012: Genetic Status and Progression-free Survival in Relapsed/Refractory CLL (Byrd)



PFS Probability
1.0
0.8
0.6
0.4
0.2
0.0
0
5
10
15
20
25
Months on Study
del17p (n=28)
del11q (n=23)
No del17p or del11q (n=29)
+ Censored
Logrank
p=0.0437
+ Censored

Data cut-off of 19OCT2012

Estimated 26 month Progression Free Survival in Relapsed/Refractory

- No del 17p/11q = 93%
- Del 11q = 73%
- Del 17p = 57%

Highlights of ASH 2012: Phase II Trial Combining Ibrutinib and Rituxan (IR) in High Risk CLL (Burger)



All pt. on iR
Del17p on iR
Historic control
(CIT salvage in del17p)*
PFS Probability
1.0
0.8
0.6
0.4
0.2
0.0
Pts. Failed Rx
40 2 Ibrutinib + Rituximab (all pts)
20 2 Ibrutinib + Rituximab (17p- only)
122 87 CIT (17p- Salvage pts)*
Median TTF:
4.8 months
*122 pt. from MDACC database
0 1 2 3 4 5 6 7 8
Time (months)

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Common AEs (> 20 %) regardless of relationship (ASH 2012)


Treatment Naive
(n=31)
Diarrhea
Nausea
Fatigue
Rash
Dizziness
Dyspepsia
Peripheral Edema
Arthralgia
Constipation
Hypertension
Vomiting
URI
Gastroreflux disease
Urinary tract infection
0%
20%
40%
60%
80%


Relapsed/Refractory + High Risk
(n=85)
Diarrhea
URI
Fatigue
Cough
Arthralgia
Pyrexia
Rash
Peripheral Edema
Muscle spasms
Sinusitis
Hypertension
Constipation
Dizziness
Headache
Nausea
0%
20%
40%
60%
80%

Grade 1 (mild) Grade 2 (moderate) Grade 3 (severe) Grade 4 (life threatening)

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Improvement of Hemoglobin and Platelet Counts in Relapsed/Refractory CLL Patients with Baseline Cytopenia (Byrd)



78% of patients experienced sustained improvement of platelet counts
82% of patients experienced sustained improvement of hemoglobin
Mean Hemoglobin±SEM(g/dL)
14
13
12
11
10
9
8
Mean Platelets±SEM(K/μL)
140
120
100
80
60
40
Hemoglobin
Platelet
N
33 29 28 28 28 27 27 26 26 26 25 26 25 25 19 15 14 12 9
41 39 39 38 38 36 36 35 33 33 31 33 32 32 27 22 20 16 13
Baseline 1 2 3 4 5 6 7 8 9 10 11 12 14 16 18 20 22 24
Cycle
= Standard Error Mean

Sustained improvement is defined as improvement in cytopenia by >50%, or Hgb >11 g/dL, ANC > 1500 cells/μL, platelet >100,000 with the duration of improvement lasting for ≥ 56 days (2 cycles) without blood transfusion or G-CSF

11

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Highlights ASH 2012: Phase 2 Relapsed/Refractory Mantle Cell Response - Long Term Follow Up (Wang)


ASH 2011 (median 3.7 months)
CR PR
100
80
60
40
20
0
Percent of patients (%)
71%
65%
69%
55%
50%
53%
16%
15%
16%
Bortezomib-naïve (n=30)
Bortezomib-exposed (n=21)
Total (n=51)
ASH 2012 (median 14.7 months)
CR PR
77%
71%
75%
37%
33%
35%
40%
38%
39%
Bortezomib-naïve (n=30)
Bortezomib-exposed (n=21)
Total (n=51)

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ASH 2012: Phase II Monotherapy Trial in Relapsed/Refractory DLBCL (Wilson)

Background:

- Molecular sub-typed for activated B-cell (ABC) or germinal center B (GCB)
- Median of 3 prior therapies (1-7)

- **Results:**
  - ORR in the evaluable patients (n=70) : 23%
  - ORR in the ABC subtype (n=29) : 41% (5 CRs and 7 PRs)
- **Additional Ongoing Studies (initiated by Janssen):**
  Phase Ib dose ranging escalation of ibrutinib with R-CHOP in newly diagnosed patients

ASH 2012: Phase I Trial in Relapsed/Refractory Follicular Lymphoma (Fowler)

Background:

- Prior chemoimmunotherapy
- Median of 3 prior therapies (1-5)

- **Results:**
  - 16 subjects enrolled: ORR=44%
  - Trend for dose response
    - 9 patients >5.0 mg/kg ORR: 56% (3 CRs and 2 PRs).
    - Median progression free survival = 19.6 months
- **Future Study (initiated by Janssen):**
  - Single arm monotherapy Phase II trial in refractory FL patients
  - Primary endpoint of ORR

ASH 2012: Phase II Trial in Relapsed/Refractory Multiple Myeloma (Vij)

Background:
- Median of 4 prior treatments
- Prior bortezomib and lenalidomide

- **Results:**
  - Signals of biologic and clinical activity
  - 5/13 patients had a reduction in paraprotein
    - 1 PR on monotherapy and 1 PR in combo with dexamethasone
  - Decreases in biomarkers of bone metabolism, angiogenesis and chemotaxis were observed
- **Ongoing Study:**
  - Expanded to explore ibrutinib administration to a 840 mg dose and a 560 mg dose in combination with dexamethasone

Agenda

BTK Mechanism of Action and Clinical Overview

Ibrutinib (PCI-32765) Clinical Program & Update

- CLL/SLL Updated Results
- MCL Updated Results
- Other Clinical Updates

HDAC (abexinostat) and Factor VIIa (PCI-27483) Programs

Histone Deacetylase Inhibitor: Abexinostat

HDAC inhibitors are a class of potential anti-cancer agents for the treatment of solid and hematological malignancies

Abexinostat is optimized for half-life, oral bioavailability, and potency and synergizes with DNA-damaging agents

Phase 2 PCYC study in lymphoma completed→ presented at ASH

Partnered ex-US with Servier, in Phase I/II program in Europe



His143
Tyr306
His142
His180
Zn+2
Asp267
Asp178

Factor VIIa Inhibitor: PCI-27483

- First small-molecule FVII-specific inhibitor targeting the tissue factor (TF) pathway
- Tissue factor is upregulated in certain tumors. TF:VIIa complex induce signaling pathways that lead to increase in cancer cell migration and invasion
- Preclinical models validate TF:VIIa pathway inhibition as a potential therapeutic target
- Phase II pancreatic cancer trial completed, planned abstract for ASCO



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